SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 5, 2010 Date of Report (Date of Earliest Event Reported) Commission File No. 0-29935 CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

5440 West Sahara Suite 205, Las Vegas, NV 89146
(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

ITEM 7.01 FD Disclosure

(a)	The Company issued a press release on May 5, 2010, a copy of which is attached hereto as an exhibit.
(b)
The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(vi)*	May 5, 2010 Press Release

__________
*filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2010	CROWN EQUITY HOLDINGS INC.

	By:	/s/ Kenneth Bosket
Kenneth Bosket, CEO